                                                                    EXHIBIT 24.2
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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                               ----------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                               ----------------

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                              SECTION 305(B)(2)

                               ----------------

                    UNITED STATES TRUST COMPANY OF NEW YORK
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

              NEW YORK                                 13-3818954
                                            (I. R. S. EMPLOYER IDENTIFICATION
  (JURISDICTION OF INCORPORATION IF                       NO.)
     NOT A U. S. NATIONAL BANK)


                                                       10036-1532
        114 WEST 47TH STREET
         NEW YORK, NEW YORK                            (ZIP CODE)
   (ADDRESS OF PRINCIPAL EXECUTIVE
              OFFICES)

                               ----------------

                             MCLEODUSA INCORPORATED
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

              DELAWARE                                 42-1407240
   (STATE OR OTHER JURISDICTION OF          (I. R. S. EMPLOYER IDENTIFICATION
   INCORPORATION OR ORGANIZATION)                         NO.)


      MCLEODUSA TECHNOLOGY PARK                        52406-3177
  6400 C STREET, SW. P. O. BOX 3177                    (ZIP CODE)
          CEDAR RAPIDS, IA
   (ADDRESS OF PRINCIPAL EXECUTIVE
              OFFICES)

                               ----------------

                   9 1/2% SENIOR NOTES DUE NOVEMBER 1, 2008
                      (TITLE OF THE INDENTURE SECURITIES)

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                                    GENERAL

1. GENERAL INFORMATION

  Furnish the following information as to the trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

      Federal Reserve Bank of New York (2nd District), New York, New York (Board of Governors of the Federal Reserve System)

      Federal Deposit Insurance Corporation, Washington, D.C.

      New York State Banking Department, Albany, New York

    (b) Whether it is authorized to exercise corporate trust powers.

  The trustee is authorized to exercise corporate trust powers.

2. AFFILIATIONS WITH THE OBLIGOR

  If the obligor is an affiliate of the trustee, describe each such affiliation.

    None

  3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 and 15:

  The obligor currently is not in default under any of its outstanding securities for which United States Trust Company of New York is Trustee. Accordingly, responses to Items 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 and 15
of Form T-1 are not required under General Instruction B.

16. LIST OF EXHIBITS

  T-1.1 --Organization Certificate, as amended, issued by the State of New York
         Banking Department to transact business as a Trust Company, is incorporated by reference to Exhibit T-1.1 to Form T-1 filed on September 15, 1995 with the Commission pursuant to the Trust Indenture
         Act of 1939, as amended by the Trust Indenture Reform Act of 1990
         (Registration No. 33-97056).
  T-1.2 --Included in Exhibit T-1.1.
  T-1.3 --Included in Exhibit T-1.1.



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16. LIST OF EXHIBITS (CONTINUED)


  T-1.4 --The By-Laws of United States Trust Company of New York, as amended, is incorporated by reference to Exhibit T-1.4 to Form T-1 filed on September 15, 1995 with the Commission pursuant to the Trust Indenture
         Act of 1939, as amended by the Trust Indenture Reform Act of 1990
         (Registration No. 33-97056).
  T-1.6 --The consent of the trustee required by Section 321(b) of the Trust
         Indenture Act of 1939, as amended by the Trust Indenture Reform Act of
         1990.
  T-1.7 --A copy of the latest report of condition of the trustee pursuant to law or the requirements of its supervising or examining authority.

NOTE

  As of December 22, 1998, the trustee had 2,999,020 shares of Common Stock outstanding, all of which are owned by its parent company, U.S. Trust Corporation. The term "trustee" in Item 2, refers to each of United States Trust Company of New York and its parent company, U. S. Trust Corporation.

  In answering Item 2 in this statement of eligibility as to matters peculiarly within the knowledge of the obligor or its directors, the trustee has relied upon information furnished to it by the obligor and will rely on information to be furnished by the obligor and the trustee disclaims responsibility for the accuracy or completeness of such information.

                               ----------------

  Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, United States Trust Company of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 22nd day of December 1998.

     UNITED STATES TRUST COMPANY
        OF NEW YORK, Trustee

         /s/ James E. Logan
By: _________________________________
           James E. Logan
           Vice President

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                                                                  EXHIBIT T-1.6

       THE CONSENT OF THE TRUSTEE REQUIRED BY SECTION 321(B) OF THE ACT.

                    UNITED STATES TRUST COMPANY OF NEW YORK
                             114 WEST 47TH STREET
                              NEW YORK, NY 10036

September 1, 1995

Securities and Exchange Commission
450 5th Street, N.W.
Washington, DC 20549

  Gentlemen:

  Pursuant to the provisions of Section 321(b) of the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, and subject to the limitations set forth therein, United States Trust Company of New York ("U.S. Trust") hereby consents that reports of examinations of U.S. Trust by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

Very truly yours,

     UNITED STATES TRUST COMPANY
             OF NEW YORK

By: _________________________________
           Gerard F. Ganey
        Senior Vice President

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                                                                  EXHIBIT T-1.7

                    UNITED STATES TRUST COMPANY OF NEW YORK

                      CONSOLIDATED STATEMENT OF CONDITION
                              SEPTEMBER 30, 1998
                               ($ IN THOUSANDS)

ASSETS
Cash and Due from Banks............................................. $  339,287
Short-Term Investments..............................................    161,493
Securities, Available for Sale......................................    563,176
Loans...............................................................  1,954,456
Less: Allowance for Credit Losses...................................     16,860
                                                                     ----------
  Net Loans.........................................................  1,937,596
Premises and Equipment..............................................     58,809
Other Assets........................................................    120,308
                                                                     ----------
  TOTAL ASSETS...................................................... $3,180,669
                                                                     ==========
LIABILITIES
Deposits:
  Non-Interest Bearing.............................................. $  646,593
  Interest Bearing..................................................  1,838,108
                                                                     ----------
    Total Deposits..................................................  2,484,701
Short-Term Credit Facilities........................................    375,849
Accounts Payable and Accrued Liabilities............................    142,513
                                                                     ----------
  TOTAL LIABILITIES................................................. $3,003,068
                                                                     ==========
STOCKHOLDER'S EQUITY
Common Stock........................................................     14,995
Capital Surplus.....................................................     49,541
Retained Earnings...................................................    109,648
Unrealized Gains on Securities Available for Sale (Net of Taxes)....      3,422
                                                                     ----------
TOTAL STOCKHOLDER'S EQUITY..........................................    177,606
                                                                     ----------
  TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY........................ $3,180,669
                                                                     ==========

  I, Richard E. Brinkmann, Managing Director & Comptroller of the named bank do hereby declare that this Statement of Condition has been prepared in conformance with the instructions issued by the appropriate regulatory authority and is true to the best of my knowledge and belief.

Richard E. Brinkmann, Managing Director & Controller



November 2, 1998

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